SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2003

                         MFA MORTGAGE INVESTMENTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                    1-13991                     13-3974868
----------------------------        -----------              -------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)               File No.)               Identification No.)

              350 Park Avenue, 21st Floor, New York, New York 10022
              -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 207-6400

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.1 Press Release dated July 29, 2003 announcing financial results for the second quarter ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

      On July 29, 2003, MFA Mortgage Investments, Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2003 and held its earnings conference call. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MFA MORTGAGE INVESTMENTS, INC.


                                    By: /s/ Stewart Zimmerman
                                        ----------------------------------------
                                        Stewart Zimmerman
                                        Chairman of the Board,
                                        Chief Executive Officer and President

Date: July 29, 2003


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